Exhibit  99.3

                                 SUN HEALTHCARE
                     TERM SHEET FOR PLAN OF REORGANIZATION
                                October 26, 1999


     This term sheet is prepared for the purpose of facilitating discussion of a possible restructuring of Sun Healthcare Group, Inc. and its domestic subsidiaries. The term sheet sets forth certain major terms of a possible restructuring, but additional terms and conditions, material to the transaction, are not set forth herein. Nothing contained herein shall in part or in whole constitute an offer susceptible of acceptance of a legally binding obligation. This term sheet is being provided in furtherance of settlement discussions, and is entitled to the protection from use or disclosure afforded by Federal Rule of Evidence 408 and any similar applicable rule of evidence. The plan of reorganization will contain the following classes of claims and treatment for creditors in those classes. Except as expressly set forth herein, all distributions will be made on the effective date of the plan of reorganization (the "Plan").

     1. DIP LOAN/PRIORITY EXIT REVOLVER.

          a.   AMOUNT: approximately $56.1 million.

          b. TREATMENT: DIP loan rolled into or taken out by a revolving credit facility with $200 million commitment. Amount outstanding on emergence based on the amount of the DIP loan drawn at that time. Interest to be LIBOR-based to be determined at time of emergence (assumed LIBOR + 3.00%). Term to be an evergreen revolver. Security interest in inventories and receivables. Outstanding letters of credit under the Pre-Petition Credit Agreement (the "Credit Agreement") to be reinstated or refinanced under DIP Loan/Priority Exit Revolver.
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     2. REINSTATED SECURED DEBT.

          a.   AMOUNT: $115.8 million.(1)

          b.   TREATMENT: Reinstated.

     3. TRADE CREDITORS THAT COMMIT TO PROVIDE POST-CONFIRMATION TRADE CREDIT AND LANDLORDS THAT AGREE TO RENT CONCESSION ON REMAINING FACILITIES AND ELECT FOR CLASS 3 TREATMENT.

          a.   AMOUNT: Estimated at $40 million.

          b. TREATMENT: Paid in cash the lesser of: (i) 25% of allowed claim and (ii) pro-rata share of $10 million. In order to be eligible for such treatment, a creditor must be either (i) a trade creditor that commits contractually to provide normal trade credit for at least one year to reorganized Sun, or (ii) a landlord that leases facilities retained by Sun and provides satisfactory rent concessions with respect to those remaining facilities (the 25% cash would be paid with respect to the landlord's rejection claims for other facilities that were closed). Class 3 treatment is optional for the creditor -- the creditor can elect Class 4 treatment instead.

     4. GENERAL UNSECURED CREDITORS (EXCLUDING THE SENIOR LENDERS, SUBORDINATED NOTEHOLDERS AND CLASS 3 CREDITORS).

          a.   AMOUNT: Estimated at $85 million.(2)

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     (1) Assumed to be $129.4 million LESS claims that in fact are unsecured and
LESS Bombardier airplane loan of $2.4 million (airplane to be surrendered to Bombardier). Amount of reinstated secured debt subject to further reduction with respect to additional secured claims that should be written down to the value of the collateral or the collateral returned to the creditor.

     (2) Assumed to be $100 million PLUS $12 million of secured debt reclassified as unsecured debt (see note 1 above), LESS $40 million assumed to qualify for Class 3 treatment, rounded up to $85 million to deal with contingencies/additional unsecured claims.



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          b.   TREATMENT: Each Class 4 creditor receives a pro-rata share of the following aggregate distributions to Class 4: (i) $7.1 million of Term A Senior Debt, (ii)$10.5 million of Term B Senior Debt,
               (iii) 4.2 million shares of Class A Preferred Stock, and (iv) 470,000 shares of common stock.(3)

     5. SENIOR LENDERS (EXISTING PRE-PRETITION CREDIT AGREEMENT (THE "CREDIT AGREEMENT").

          a. AMOUNT: Approximately $880 million.(4) Outstanding letters of credit to be reinstated or refinanced under the DIP Loan/Priority Exit Revolver to the maximum extent possible. The Company shall use its reasonable best efforts to cause beneficiaries under letters of credit not to draw letters of credit issued under the Credit Agreement and to accept replacement letters of credit issued, in the first instance, under the DIP Loan and, on the effective date of the Plan, issued under the Priority Exit
               Revolver. If the Plan described in this Term Sheet does not become effective, any reduction in credit exposure (the "L/C Exposure Reduction") of the Senior Lenders under the Credit
               Agreement by reason of outstanding letters of credit being replaced by letters of credit issued under the DIP Loan shall be subject to the reservation of rights described in paragraph 5(b) below. It is assumed that approximately $20 million of letters of credit (principally related to rejected leases) will be drawn during the bankruptcy case and, accordingly, will not be rolled into the DIP Loan/Priority Exit Revolver. To the extent actual draws of letters of credit are greater or less than $20 million, the initial accreted amount of Series A Preferred Stock issued to the Senior Lenders will be increased or decreased.

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     (3) Any creditor in Class 4 will be entitled to its pro-rata share of these distributions, which are based on estimates of the relative amounts in classes 4-8 without adjustment for the fact that the Senior Lenders also purportedly have the benefit of a pledge of approximately $1.4 billion of intercompany debt and are offering a compromise to Class 6. To the extent actual claims in Class 4 are greater or less than $85 million, creditors in Class 4 will either receive an enhanced or diminished recovery.



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     b.   TREATMENT:  Each  Senior  Lender  receives  its pro rata  share of the following aggregate distributions to Class 5: (i) $71 million in cash (consisting of $31 million paid on the Plan effective date and the $40 million Adequate Protection Payment paid within 1 week of filing the bankruptcy case pursuant to the Cash Collateral Stipulation between the Senior Lenders and the Company (subject to the reservation of rights set forth in that certain Stipulation Regarding Use of Cash Collateral and Adequate Protection dated as of October 20, 1999), (ii) $142.9 million of Term A Senior Debt, (iii) $209.5 million of Term B Senior Debt, (iv) 85.8 million shares of Class A Preferred Stock, and
          (v) 2.23 million shares of common stock.

     c. ADJUSTMENT FOR ADDITIONAL CASH COLLATERAL. The foregoing is based on the simplifying assumption that cash collateral is exactly $40 million. If actual cash collateral is greater than $40 million, the Senior Lenders will receive additional cash on the effective date of the Plan equal to the difference between actual cash collateral and the $40 million paid on the petition date. The Senior Lenders' pro rata share of Term Debt, Class A Preferred Stock and Common Stock will be recalibrated accordingly.

     6. SENIOR SUBORDINATED NOTES.

          a.   AMOUNT: $432.1 million.

          b. TREATMENT: Each Note holder receives its pro rata share of 7.3 million shares of common stock.

     7. CONVERTIBLE SUBORDINATED DEBT.

          a.   AMOUNT: $87.9 million.

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     (4)  Approximately  $820  million  principal  PLUS $39  million of interest accrued through October 1, 1999 PLUS $20 million of letters of credit related to rejected leases.


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          b.   TREATMENT:  No distribution  (all deemed turned over to senior creditors pursuant to subordination provisions).

     8. TIPES.

          a.   AMOUNT: $360 million.

          b. TREATMENT: No distribution (all distributions deemed turned over to senior creditors pursuant to subordination provision).

     9. EXISTING EQUITY PLUS SECURITIES LAW CLAIMS SUBORDINATED PURSUANT TO BANKRUPTCY CODE SECTION 510(b).

          a.   AMOUNT: N.A.

          b.   TREATMENT: No distribution.

     MANAGEMENT: The Plan shall reserve an appropriate amount of the Reorganized Company's Series A Preferred Stock for option grants to management. Issuance of such options shall be determined by the Board of Directors of the Reorganized Company. All stock distributions listed above are subject to dilution for management stock/options.

     MEDICARE/MEDICAID OVERCHARGE CLAIMS. Implementation of the Plan shall be subject to, among other things, a mutually acceptable agreement with federal government and relevant state governments concerning any possible overcharge claims related to all pre-petition periods.

     REGISTRATION   RIGHTS.   Demand  and  piggyback   registration  rights  for
significant holders of Term A Senior Debt, Term B Senior Debt, common and preferred stock.

     LISTING. Reorganized Company shall use its best efforts to list and maintain the listing of the Common Stock and Class A Preferred Stock on the NASDAQ National Market or another acceptable national securities exchange.

     FEES. The reasonable fees and expenses of legal counsel and financial advisors to the Senior Lenders and Unofficial Committee shall be paid by the Debtors' estates on the effective date of the Plan.


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                SUMMARY OF CAPITAL STRUCTURE FOR REORGANIZED SUN


I.   POST-CONFIRMATION PRIORITY REVOLVING CREDIT FACILITY.

Issuer:                       Sun Healthcare Group.

Type of facility:             Revolving Credit Facility.

Commitment:                   $200 million.

Outstanding:                  Assumed $56.1 million on the confirmation date.

Interest:                     LIBOR-based to be determined at time of
                              confirmation, assumed to be LIBOR + 3.00%.

Term:                         Evergreen revolver.

Security:                     Inventory and receivables.

II.  TERM A SENIOR LOAN.

Issuer:                       Sun Healthcare Group.

Type of facilities:           Term Loan/Senior Notes.

Principal Amount              $150 Million.

Interest:                     LIBOR plus 3%.

Term:                         7 years.

Amortization:                 Year 1:        $3.75 million (2.5%);
                              Year 2:        $7.5 million (5.0%);
                              Year 3:        $11.25 million (7.5%)
                              Years 4-6:     $22.5 million each year (15.0%);
                              Year 7:        $60.0 million (40.0%)

Excess Cash Flow Payments:    75% of excess cash flow (with the definition of
                              excess cash flow to be set forth in definitive documentation reasonably acceptable to the parties) to be applied first to year 1 scheduled amortization and then pro-rata to remaining scheduled amortization on Term A
                              Senior Loan, until satisfied, and then to Term B
                              Loan.

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Asset Sales:                  75% of proceeds to be applied first to year 1
                              scheduled amortization and the pro-rata to remaining scheduled amortizations on Term A Senior Loan until satisfied, and then to Term B Loan.

Optional Prepayments:         May be applied as directed by Company.

Security:                     Stock of subsidiaries.

III. TERM B SENIOR LOAN.

Issuer:                       Sun Healthcare Group.

Type of facility:             Term Loan/Senior Notes.

Principal Amount              $220 Million.

Interest:                     LIBOR plus 3.5%.

Term:                         7 years.

Amortization:                 Years 1-6:        $2.2 million each year (1.0%)
                              Year 7:           $206.8 million (94.0%)

Excess Cash Flow Payments:    After satisfaction of Term A, 75% of excess cash
                              flow (with the definition of excess cash flow to be set forth in definitive documentation reasonably acceptable to the parties) applied to year 7 amortization.

Asset Sales:                  After satisfaction of Term A, 75% of proceeds
                              applied to year 7 amortization.

Optional Prepayments:         May be applied as directed by the Company.

Security:                     Stock of subsidiaries.

IV.  CLASS A PREFERRED STOCK.

Issuer:                       Sun Healthcare Group.

Number of Shares:             90 million

Liquidation Preference:       Equal to accreted value.

Accreted Amount at Issuance:  $435 million.

Accretion Rate:               14.5% per annum, accreting quarterly.


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Conversion:                   Commencing on October 1, 2003, convertible into
                              common stock at 1:1 - i.e., 90% of common stock, prior to dilution for management stock/options. Not convertible prior to October 1, 2003.

Optional Redemption           The Company at its option may redeem the Class A
                              Preferred Stock in whole or in part in cash at any time at its accreted value.

Mandatory Redemption:         Mandatory redemption: (i) 7 years from the
                              effective date of the Plan, or (ii)if EBITDA equals or exceeds $250 million for any fiscal year, in either case at a redemption price equal to accreted value.

Voting: Each share of Class A Preferred Stock has voting rights equal to a share of common stock on matters to be determined by shareholders, except the preferred stock as a class will have the right to elect 5 of 9 directors.

Distribution:                 Senior Lenders:  85.8 million shares (95.3% of all
                              Class A Preferred).

                              Class 4 General unsecureds: 4.2 million shares (4.7% of all Class A Preferred)

V.   COMMON STOCK.

Issuer:                       Sun Healthcare Group.

Issue:                        Common stock.

Number of shares:             10 million shares before conversion of Class A
                              Preferred Stock.

                              100 million shares after conversion of Class A Preferred Stock.

Distribution:                 Senior Lenders:  2.23 million shares (22.3% prior
                              to dilution)

                              Class 4 General Unsecureds: 470,000 shares (4.7% prior to dilution)

                              Class 6 Senior Subordinated notes: 7.3 million shares (72.5% prior to dilution)

Board Seats:                  Common Stock as a class will have the right to
                              elect 3 of 9 directors until preferred stock is redeemed or converted.



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VI.  CORPORATE GOVERNANCE.

Board Size:                   9 Directors.

Initial Board:                Initial members of the Board of Directors will be
                              selected as follows:  i) 5 selected by Senior
                              Lenders, ii) 3 selected by the Senior Subordinated
                              Notes, and iii) the CEO for the Reorganized
                              Company.

Class voting for Directors:   Until the Series A Preferred Stock is redeemed or
                              converted, the Series A Preferred Stock shall be entitled to select 5 Directors and the Common
                              Stock shall be entitled to select 3 Directors.

Special Vote for Significant  During the first 12 months after the effective
Events: date of the Plan, the occurrence of a "Significant Event" shall require the affirmative vote of (i) at least 6 members of the Board including at least two of the Directors elected by holders of Common Stock, (ii) more than 50% of the outstanding shares of Common Stock voting as a class, and
                              (iii) a fairness opinion from a mutually acceptable, nationally recognized investment banking firm retained by the Reorganized Company that the transaction is fair from a financial point of view to the Reorganized Company and its shareholders, taking into consideration the interests of all shareholders. After the 12 month anniversary of the effective date of the Plan through October 1, 2003, the occurrence of a "Significant Event" shall require (i) the affirmative vote of at least 6 members of the Board including at least two of the Directors elected by holders of Common Stock, (ii)a fairness opinion from a mutually acceptable, nationally recognized investment banking firm retained by the Reorganized Company that the transaction is fair from a financial point of view to the Reorganized Company and its shareholders, taking into consideration the interests of all shareholders, and (iii) either (at the option of a majority of the Board) (x) 60 days advance written notice to the Common Stock holders, it being understood and agreed that during such period of time, no further steps to implement such Significant Event may be taken, or (y) the affirmative vote of more than 50% of the outstanding shares of Common Stock voting as a class. "Significant Events" are defined as: (i) any merger, consolidation, or combination of the Reorganized Company in which it is not the surviving entity (subject to clause v below), (ii) any sale or other disposition of all or substantially all of the Reorganized Company's assets; (iii) any voluntary liquidation, dissolution or winding-up of the Reorganized Company,(iv) any amendment or modification to the Certificate of Incorporation that affects the rights and privileges of common or preferred stock, and (v) the issuance of shares of Common Stock (or participating preferred stock or other similar security to be mutually agreed) in a single transaction or series of transactions (including a merger in which the Reorganized Company is the surviving entity) other than (x) the shares of Common Stock issued pursuant to the

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                              Plan, (y) the shares of Common Stock reserved for
                              issuance upon conversion of the Series A Preferred Stock issued pursuant to the Plan or reserved for issuance upon conversion of the Series A Preferred Stock subject to management options (which shares of Common Stock may only be used only to satisfy the conversion of such Series A Preferred Stock), and (z) 20% of the issued and outstanding shares of Common Stock.


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